CLEAN TRANSPORTATION GROUP, INC.

NOTES TO UNAUDITED CONDENSED PRO FORMA FINANCIAL STATEMENTS
DECEMBER 31, 2010 (Revised)

On May 30, 2011, Clean Transportation Group, Inc. (the “Company”) closed on the transactions described in a Definitive Agreement dated May 13, 2011 (the “Agreement”).  Under the terms of the Agreement, the Company agreed to acquire 100% of the issued and outstanding shares of Engine Clean Solutions, Inc. (“Engine Clean”) in exchange for 2,500,000 shares of common stock of the Company and $500,000 cash, $300,000 of which is to be used to satisfy obligations of Engine Clean. The $500,000 is in the form of a note payable as of the date of closing. A shareholder also agreed to contribute back to the Company a total of 7,657,535 shares of the Company’s common stock.

This transfer ownership transaction resulted in Engine Clean becoming a wholly-owned subsidiary of the Company.

The following unaudited pro forma condensed balance sheet as of December 31, 2010 and the unaudited pro forma statement of operations for the year ended December 31, 2010 are derived from the historical financial statements of the Company and Engine Clean and have been prepared to give effect to the  acquisition of the Engine Clean as at December 31, 2010. The unaudited pro forma financial statements are presented as if the closing of Agreement had occurred as of December 31, 2010. Because of the contingent and uncertain nature of the $200,000 of the note payable attributable to the acquisition, no related value has been assigned as part of the acquisition transaction.

The following unaudited pro forma financial statements have been prepared for illustrative purposes only and do not purport to reflect the results the combined company may achieve in future periods or the historical results that would have been obtained. These unaudited pro forma financial statements, including the notes hereto, should be read in conjunction with (i) the historical financial statements for the Company and (ii) the historical financial statements of Engine Clean.

NOTE－1	PRO FORMA ADJUSTMENTS

These unaudited pro forma combined financial statements reflect the following pro forma adjustments:

(a)

To record the acquisition of the shares of Engine Clean in exchange for 2,500,000 shares of the Company’s common stock and a note payable of $500,000, which is to be used to satisfy obligations of Engine Clean with $14,917 of related party debt forgiveness. In connection with the acquisition, the Company identified intellectual property having a fair value of $90,000 and property, plant and equipment having a fair value of $80,000. Because of the contingent and uncertain nature of the $200,000 of the note payable attributable to the acquisition, no related value has been assigned as part of the acquisition transaction.

(b)	To record the satisfaction of certain related party obligations of the Company totaling $28,443 in exchange for 284,434 shares of the Company’s common stock.

(c)	To record the contribution of 7,657,535 shares of the Company’s common stock back to the Company.

Clean Transportation Group Inc. and Engine Clean Solutions, Inc.
Unaudited Condensed Combining Proforma Balance Sheet
December 31, 2010 (Revised)

	Clean Transportation Group Inc.	Engine Clean Solutions Inc.	Proforma Adjustments		Consolidated Proforma
Assets
Current Assets:
Cash and cash equivalents	$ 401	$ 28,245	$ -		$ 28,646
Accounts receivable	-	33,610	-		33,610
Inventories	-	179,972	-		179,972
Prepaid expenses	730	3,809	-		4,539
Total current assets	1,131	245,636	-		246,767

Deposits	-	4,763	-		4,763
Property, plant and equipment	-	-	80,000	(a)	80,000
Intellectual property	-	-	90,000	(a)	90,000
Equipment, net	-	41	-		41
Total Assets	$ 1,131	$ 250,440	$ 170,000		$ 421,571

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
Accounts payable and accrued liabilities	$ 73,802	$ 49,141	$ -		$ 122,943
Loan interest payable	-	20,754	(20,754)	(a)	-
Income taxes payable	-	11,200	-		11,200
Loans payable	-	294,163	(294,163)	(a)	-
Note payable	-	-	300,000	(a)	300,000
Due to related parties	75,242	-	(28,443)	(b)	46,799
Total Current Liabilities	149,044	375,258	(43,360)		480,942
Total Liabilities	149,044	375,258	(43,360)		480,942
Stockholders' Equity (Deficit):
Common stock	25,991	11,700	2,500	(a)	32,818
			284	(b)
			(7,657)	(c)
Additional paid-in capital	569,112	27,322	182,417	(a)	814,667
			28,159	(b)
			7,657	(c)
Accumulated deficit	(743,016)	(163,840)	-		(906,856)
Total Stockholders' Equity (Deficit)	(147,913)	(124,818)	213,360		(59,371)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$ 1,131	$ 250,440	$ 170,000		$ 421,571

Clean Transportation Group Inc. and Engine Clean Solutions, Inc.
Unaudited Condensed Combining Proforma Statement of Operations
For the Year Ended December 31, 2010

	Clean Transportation Group Inc.	Engine Clean Solutions Inc.	Proforma Adjustments	Consolidated Proforma
Sales	$ -	$ 857,466	$ -	$ 857,466
Cost of sales	-	580,672	-	580,672
Gross Profit	-	276,794	-	276,794
Operating Expenses
Selling, general and administrative	59,699	210,499	-	267,198
Interest expense	4,657	4,760	-	9,417
	61,356	215,259	-	276,615
Net income before income taxes	(61,356)	61,535	-	179
Provision for income taxes	-	(12,000)	-	(12,000)
Net Loss	$ (61,356)	$ 49,535	-	$ (11,821)

Net Loss per common share- basic and diluted	$ (0.00)	$ 29.73		$ (0.00)
Weighted average of common shares- basic and diluted	25,990,868	1,666		25,990,868

CLEAN TRANSPORTATION GROUP, INC.

NOTES TO UNAUDITED CONDENSED PRO FORMA FINANCIAL STATEMENTS
MARCH 31, 2011 (Revised)

On May 30, 2011, Clean Transportation Group, Inc. (the “Company”) closed on the transactions described in a Definitive Agreement dated May 13, 2011 (the “Agreement”).  Under the terms of the Agreement, the Company agreed to acquire 100% of the issued and outstanding shares of Engine Clean Solutions, Inc. (“Engine Clean”) in exchange for 2,500,000 shares of common stock of the Company and $500,000 cash, $300,000 of which is to be used to satisfy obligations of Engine Clean. The $500,000 is in the form of a note payable as of the date of closing. A shareholder also agreed to contribute back to the Company a total of 7,657,535 shares of the Company’s common stock.

This transfer ownership transaction resulted in Engine Clean becoming a wholly-owned subsidiary of the Company.

The following unaudited pro forma condensed balance sheet as of March 31, 2011 and the unaudited pro forma statement of operations for the year ended March 31, 2011 are derived from the historical financial statements of the Company and Engine Clean and have been prepared to give effect to the  acquisition of the Engine Clean as at March 31, 2011. The unaudited pro forma financial statements are presented as if the closing of Agreement had occurred as of March 31, 2011.

Because of the contingent and uncertain nature of the $200,000 of the note payable attributable to the acquisition, no related value has been assigned as part of the acquisition transaction.

The following unaudited pro forma financial statements have been prepared for illustrative purposes only and do not purport to reflect the results the combined company may achieve in future periods or the historical results that would have been obtained. These unaudited pro forma financial statements, including the notes hereto, should be read in conjunction with (i) the historical financial statements for the Company and (ii) the historical financial statements of Engine Clean.

NOTE－1	PRO FORMA ADJUSTMENTS

These unaudited pro forma combined financial statements reflect the following pro forma adjustments:

(a)

To record the acquisition of the shares of Engine Clean in exchange for 2,500,000 shares of the Company’s common stock and a note payable of $500,000 which is to be used to satisfy obligations of Engine Clean with $14,917 of related party debt forgiveness. As of March 31, 2011, the Company has not identified any assets requiring fair value adjustment. In connection with the acquisition, the Company identified intellectual property having a fair value of $90,000 and property, plant and equipment having a fair value of $80,000. Because of the contingent and uncertain nature of the $200,000 of the note payable attributable to the acquisition, no related value has been assigned as part of the acquisition transaction.

(b)	To record the satisfaction of certain related party obligations of the Company totaling $28,443 in exchange for 284,434 shares of the Company’s common stock.

(c)	To record the contribution of 7,657,535 shares of the Company’s common stock back to the Company.

Clean Transportation Group Inc. and Engine Clean Solutions, Inc.
Unaudited Condensed Combining Proforma Balance Sheet
March 31, 2011 (Revised)

	Clean Transportation Group Inc.	Engine Clean Solutions Inc.	Proforma Adjustments		Consolidated Proforma
Assets
Current Assets:
Cash and cash equivalents	$ 400	$ 6,234	$ -		$ 6,634
Accounts receivable	-	45,482	-		45,482
Inventories	-	150,790	-		150,790
Prepaid expenses	730	3,787	-		4,517
Total current assets	1,130	206,293	-		207,423

Deposits	-	4,763	-		4,763
Property, plant and equipment	-	-	80,000	(a)	80,000
Intellectual property	-	-	90,000	(a)	90,000
Equipment, net	-	-	-		-
Total Assets	$ 1,130	$ 211,056	$ 170,000		$ 382,186

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities:
Accounts payable and accrued liabilities	$ 84,862	$ 32,683	$ -		$ 117,545
Loan interest payable	-	20,917	(20,917)	(a)	-
Income taxes payable	-	8,400	-		8,400
Loans payable	-	285,163	(285,163)	(a)	-
Note payable	-	-	300,000	(a)	300,000
Due to related parties	81,242	-	(28,443)	(b)	52,799
Total Current Liabilities	166,104	347,163	(34,523)		478,744
Total Liabilities	166,104	347,163	(34,523)		478,744
Stockholders' Equity (Deficit):
Common stock	25,991	11,700	2,500	(a)	32,818
			284	(b)
			(7,657)	(c)
Additional paid-in capital	571,061	27,322	173,580	(a)	807,779
			28,159	(b)
			7,657	(c)
Accumulated deficit	(762,026)	(175,129)	-		(937,155)
Total Stockholders' Equity (Deficit)	(167,974)	(136,107)	204,523		(96,558)
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$ 1,130	$ 211,056	$ 170,000		$ 382,186

Clean Transportation Group Inc. and Engine Clean Solutions, Inc.
Unaudited Condensed Combining Proforma Statement of Operations
For the Year Ended March 31, 2011 (Revised)

	Clean Transportation Group Inc.	Engine Clean Solutions Inc.	Proforma Adjustments	Consolidated Proforma
Sales	$ -	$ 149,673	$ -	$ 149,673
Cost of sales	-	99,277	-	99,277
Gross Profit	-	50,396	-	50,396
Operating Expenses
Selling, general and administrative	17,061	63,146	-	80,207
Interest expense	1,949	1,339	-	3,288
	19,010	64,485	-	83,495
Net income before income taxes	(19,010)	(14,089)	-	(33,099)
Provision for income taxes	-	2,800	-	2,800
Net Loss	$ (19,010)	$ (11,289)	$ -	$ (30,299)

Net Loss per common share- basic and diluted	$ (0.00)	$ (6.78)		$ (0.00)
Weighted average of common shares- basic and diluted	25,990,868	1,666		25,990,868